UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2005

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 16, 2005, J. Crew Group, Inc. (the “Company”) and TPG Partners II L.P., TPG Parallel II L.P. and TPG Investors II L.P. (together with TPG Partners II L.P. and TPG Parallel II L.P., “TPG”), the Company’s majority shareholder, entered into a Purchase Agreement (the “TPG Purchase Agreement”), pursuant to which TPG has agreed to purchase from the Company, upon the redemption of the Company’s Series A and Series B preferred stock, at the IPO price, shares of common stock with an aggregate purchase price equal to $73.5 million. A copy of the TPG Purchase Agreement is filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005 and incorporated by reference as Exhibit 10.1 hereto.

In addition, on August 16, 2005, the Company and TPG-MD Investment, LLC, an entity controlled by TPG and Millard S. Drexler, entered into a Letter Agreement (the “Letter Agreement”) pursuant to which TPG-MD Investment, LLC agreed to exchange J. Crew Operating Corp.’s (“Operating”) 5.0% Notes Payable due 2008 into shares of the Company’s common stock at an exercise price of $6.82 per share (subject to customary anti-dilution adjustments) immediately prior to the consummation of the Company’s proposed initial public offering. The exchange of Operating’s 5.0% Notes Payable due 2008 into shares of the Company’s common stock will be effected pursuant to the Credit Agreement, dated as of February 4, 2003, as amended, by and among TPG-MD Investment, LLC, the Company, Operating and certain subsidiaries of Operating. A copy of the Letter Agreement is filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005 and incorporated by reference as Exhibit 10.2 hereto.

The Company also entered into an agreement with James C. Scully on August 16, 2005 (the “Employment Agreement”). The description of the material terms of the Employment Agreement contained in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01. A copy of the Employment Agreement is filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005 and incorporated by reference as Exhibit 10.3 hereto.

Item 3.02 Unregistered Sales of Equity Securities

TPG’s purchase of the Company’s common stock under the TPG Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K will be made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) of the Securities Act, and is contingent upon the consummation of the Company’s proposed initial public offering and the redemption of the Company’s Series A and Series B preferred stock. The payment of the purchase price will be made in kind by TPG by delivery of the Series A Cumulative Preferred Stock of the Company held by TPG having an aggregate liquidation value equal to the purchase price.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 17, 2005, the Company announced that James Scully has been appointed as Executive Vice President, Chief Financial Officer of the Company, effective September 7, 2005, for an initial period of three years. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference in its entirety.

Pursuant to the Employment Agreement described above under Item 1.01 of this Current Report on Form 8-K, Mr. Scully will receive a $475,000 annual base salary, a guaranteed fiscal 2005 annual bonus of $250,000, a performance-based annual bonus between 50% and 100% of base salary for all other fiscal years, a $165,000 transition support payment and relocation assistance in accordance with Company policy. In addition, subject to the approval of our board of directors, Mr. Scully will receive the following equity awards: (i) options to purchase 50,000 shares of our common stock at an exercise price per share equal to the fair market value on the date of grant, (ii) premium options to purchase an additional 40,000 shares at an exercise price equal to the greater of $15.00 per share and the fair market value per share on the grant date and 40,000 shares at an exercise price equal to $25.00 per share, and (iii) 35,000 restricted shares, all of which will vest in equal annual installments over four years beginning on the first anniversary of the grant date. If the Company terminates Mr. Scully’s employment without cause or he terminates his employment for good reason, Mr. Scully will be entitled to receive a pro-rated amount of any bonus that he would have otherwise received for the fiscal year that includes the termination date, as well as the continuation of his base salary and medical benefits for one year. Mr. Scully will be subject to customary non-solicitation, non-competition and confidentiality covenants.

On August 8, 2005, the Company filed a current report on Form 8-K regarding the election of Bridget Ryan Berman to the Company’s board of directors (the “Berman 8-K”). The Berman 8-K indicated that Ms. Berman had been appointed by the Company’s Chief Executive Officer, Millard S. Drexler, pursuant to a shareholders’ agreement between the Company and certain of its shareholders. Ms. Berman was in fact appointed by mutual agreement of Mr. Drexler and TPG Partners II, L.P., a shareholder of the Company and a party to the shareholders’ agreement referred to in the Berman 8-K, pursuant to that shareholders’ agreement.

Item 8.01 Other Events

On August 17, 2005, the Company announced the filing of a registration statement on Form S-1 with the United States Securities and Exchange Commission for a proposed initial public offering of its common stock. A copy of the press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Purchase Agreement, dated as of August 16, 2005, among J. Crew Group, Inc., TPG Partners II L.P., TPG Parallel II L.P. and TPG Investors II L.P. Incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005.

10.2	Letter Agreement, dated as of August 16, 2005, between J. Crew Group, Inc. and TPG-MD Investment, LLC. Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005.

10.3	Employment Agreement, dated as of August 16, 2005, between J. Crew Group, Inc. and James Scully. Incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005.

99.1	Press Release issued by J. Crew Group, Inc. on August 17, 2005, announcing the appointment of James C. Scully as Chief Financial Officer.

99.2	Press Release issued by J. Crew Group, Inc. on August 17, 2005, announcing the filing of a registration statement on Form S-1.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the current expectations or beliefs of the Company and Operating (together “J. Crew”) concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of J. Crew’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where J. Crew’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in J. Crew’s Form 10-K and in all filings with the Securities and Exchange Commission made by J. Crew subsequent to the filing of the Form 10-K. J. Crew does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.

By:	/s/ Nicholas Lamberti
Nicholas Lamberti
Vice-President, Corporate Controller
and Acting Chief Financial Officer

Date: August 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement, dated as of August 16, 2005, among J. Crew Group, Inc., TPG Partners II L.P., TPG Parallel II L.P. and TPG Investors II L.P. Incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005.

10.2	Letter Agreement, dated as of August 16, 2005, between J. Crew Group, Inc. and TPG-MD Investment, LLC. Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005.

10.3	Employment Agreement, dated as of August 16, 2005, between J. Crew Group, Inc. and James Scully. Incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed on August 17, 2005.

99.1	Press Release issued by J. Crew Group, Inc. on August 17, 2005, announcing the appointment of James Scully as Chief Financial Officer.

99.2	Press Release issued by J. Crew Group, Inc. on August 17, 2005, announcing the filing of a registration statement on Form S-1.